Interpublic Group April 24, 2024 FIRST QUARTER 2024 EARNINGS CONFERENCE CALL

2Interpublic Group of Companies, Inc. Overview — First Quarter 2024 Organic change of Net Revenue, adjusted EBITA before Restructuring Charges and adjusted diluted EPS are non-GAAP measures. Management believes these metrics provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. See our non-GAAP reconciliations of Organic Change of Net Revenue on page 14 and adjusted results on pages 15 and 18. • Total revenue including billable expenses was $2.5 billion ◦ Organic growth of revenue before billable expenses (“net revenue”) was +1.3% ◦ US organic growth was +2.1% ◦ International organic change was -0.5% • Net income as reported was $110.4 million • Adjusted EBITA before restructuring charges was $205.5 million, with 9.4% margin on revenue before billable expenses • Diluted EPS was $0.29 as reported and $0.36 as adjusted • Repurchased 1.9 million shares returning $62.4 million to shareholders

3Interpublic Group of Companies, Inc. Three Months Ended March 31, 2024 2023 Revenue Before Billable Expenses $ 2,182.9 $ 2,176.9 Billable Expenses 313.0 344.1 Total Revenue 2,495.9 2,521.0 Salaries and Related Expenses 1,572.8 1,577.3 Office and Other Direct Expenses 322.1 330.3 Billable Expenses 313.0 344.1 Cost of Services 2,207.9 2,251.7 Selling, General and Administrative Expenses 38.0 12.9 Depreciation and Amortization 65.2 66.5 Restructuring Charges 0.6 1.6 Total Operating Expenses 2,311.7 2,332.7 Operating Income 184.2 188.3 Interest Expense, Net (14.1) (15.6) Other Expense, Net (9.5) (6.7) Income Before Income Taxes 160.6 166.0 Provision for Income Taxes 47.3 33.8 Equity in Net Income (Loss) of Unconsolidated Affiliates 0.3 (0.1) Net Income 113.6 132.1 Net Income Attributable to Non-controlling Interests (3.2) (6.1) Net Income Available to IPG Common Stockholders $ 110.4 $ 126.0 Earnings per Share Available to IPG Common Stockholders - Basic $ 0.29 $ 0.33 Earnings per Share Available to IPG Common Stockholders - Diluted $ 0.29 $ 0.33 Weighted-Average Number of Common Shares Outstanding - Basic 378.4 385.8 Weighted-Average Number of Common Shares Outstanding - Diluted 380.6 387.4 Dividends Declared per Common Share $ 0.330 $ 0.310 ($ in Millions, except per share amounts) Operating Performance

4Interpublic Group of Companies, Inc. Three Months Ended March 31, Change 2024 2023 (2) Organic Total Media, Data & Engagement Solutions $ 961.3 $ 965.9 (0.5%) (0.5%) IPG Mediabrands, Acxiom and our digital and commerce specialist agencies, which include MRM, R/GA, and Huge Integrated Advertising & Creativity Led Solutions $ 881.4 $ 870.5 3.2% 1.3% McCann Worldgroup, IPG Health, MullenLowe Group, Foote, Cone & Belding ("FCB"), and our domestic integrated agencies Specialized Communications & Experiential Solutions $ 340.2 $ 340.5 1.5% (0.1%) Weber Shandwick, Golin, our sports, entertainment and experiential agencies, and IPG DXTRA Health (1) "Net Revenue". (2) Results for the three months ended March 31, 2023 have been recast to reflect the transfer of certain agencies between reportable segments. See reconciliation of Organic Change of Net Revenue on page 14. ($ in Millions) Revenue Before Billable Expenses Three Months Ended $ % Change March 31, 2023 $ 2,176.9 Foreign currency 1.6 0.1% Net acquisitions/(divestitures) (23.4) (1.1%) Organic 27.8 1.3% Total change 6.0 0.3% March 31, 2024 $ 2,182.9 (1)

5Interpublic Group of Companies, Inc. Organic Change of Net Revenue by Region Three Months Ended March 31, 2024 +2.1% United States +0.2% United Kingdom +8.9% Continental Europe +3.0% Latin America -8.1% Asia Pacific -0.5% International +1.3% Worldwide -6.5% All Other Markets “All Other Markets” includes Canada, the Middle East and Africa. Circle proportions represent consolidated Net Revenue distribution. See reconciliation of Organic Change of Net Revenue, including total Net Revenue change, on page 14.

6Interpublic Group of Companies, Inc. Operating Expenses % of Revenue Before Billable Expenses (1) Excludes amortization of acquired intangibles. (1) Three Months Ended March 31

Adjusted Diluted Earnings Per Share

	Three Months Ended March 31, 2024				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges (1)	Net Losses on Sales of Businesses (2)	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges (3)	**$ 184.2**	**$ (20.7)**	**$ (0.6)**		**$ 205.5**
Total (Expenses) and Other Income (4)	(23.6)			$ (6.8)	(16.8)
Income Before Income Taxes	**160.6**	**(20.7)**	**(0.6)**	**(6.8)**	**188.7**
Provision for Income Taxes	47.3	4.2	0.1	(1.1)	50.5
Effective Tax Rate	*29.5 %*				*26.8 %*
Equity in Net Income of Unconsolidated Affiliates	0.3				0.3
Net Income Attributable to Non-controlling Interests	(3.2)				(3.2)
DILUTED EPS COMPONENTS:					
Net Income Available to IPG Common Stockholders	**$ 110.4**	**$ (16.5)**	**$ (0.5)**	**$ (7.9)**	**$ 135.3**
Weighted-Average Number of Common Shares Outstanding	380.6				380.6
Earnings per Share Available to IPG Common Stockholders (5)	**$ 0.29**	**$ (0.04)**	**$ (0.00)**	**$ (0.02)**	**$ 0.36**

(1) Restructuring charges of $0.6 in the first quarter of 2024 are related to adjustments to our restructuring actions taken in 2022 and 2020.
(2) Primarily relates to losses on complete dispositions of businesses and the classification of certain assets as held for sale.
(3) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 16.
(4) Consists of non-operating expenses including interest expense, interest income, and other expense, net.
(5) Earnings per share amounts are calculated on an unrounded basis but rounded for purposes of presentation.
See full non-GAAP reconciliation of adjusted diluted earnings per share on page 15.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 7

8Interpublic Group of Companies, Inc. Three Months Ended March 31, 2024 2023 Net Income $ 113.6 $ 132.1 OPERATING ACTIVITIES: Deferred taxes 6.0 14.2 Net losses on sales of businesses 6.8 4.2 Other non-cash items 10.6 9.1 Depreciation & amortization 81.9 78.3 Change in working capital, net (340.3) (695.2) Change in other non-current assets & liabilities (36.0) (90.3) Net cash used in Operating Activities (157.4) (547.6) INVESTING ACTIVITIES: Capital expenditures (35.1) (32.9) Net proceeds from sale of businesses, net of cash sold (16.4) 1.0 Acquisitions, net of cash acquired — (4.0) Other investing activities 1.5 1.2 Net cash used in Investing Activities (50.0) (34.7) FINANCING ACTIVITIES: Common stock dividends (126.6) (123.2) Repurchases of common stock (62.4) (77.8) Net decrease in short-term borrowings (20.4) (12.0) Tax payments for employee shares withheld (13.5) (57.3) Distributions to noncontrolling interests (4.3) (3.1) Acquisition-related payments — (1.1) Other financing activities 0.1 0.2 Net cash used in Financing Activities (227.1) (274.3) Currency effect (20.0) (9.7) Net decrease in cash, cash equivalents and restricted cash $ (454.5) $ (866.3) ($ in Millions) Cash Flow

9Interpublic Group of Companies, Inc. March 31, 2024 December 31, 2023 March 31, 2023 CURRENT ASSETS: Cash and cash equivalents $ 1,931.2 $ 2,386.1 $ 1,678.1 Accounts receivable, net 4,329.6 5,768.8 3,792.8 Accounts receivable, billable to clients 2,145.0 2,229.2 2,153.7 Prepaid expenses 524.3 415.8 464.0 Assets held for sale 7.8 21.9 5.9 Other current assets 88.0 128.6 76.4 Total current assets $ 9,025.9 $ 10,950.4 $ 8,170.9 CURRENT LIABILITIES: Accounts payable $ 6,729.7 $ 8,355.0 $ 6,460.6 Accrued liabilities 527.9 705.8 538.5 Contract liabilities 707.7 684.7 692.8 Short-term borrowings 21.9 34.2 27.7 Current portion of long-term debt 250.2 250.1 0.6 Current portion of operating leases 247.9 252.6 234.6 Liabilities held for sale 13.0 48.5 5.2 Total current liabilities $ 8,498.3 $ 10,330.9 $ 7,960.0 ($ in Millions) Balance Sheet — Current Portion

10Interpublic Group of Companies, Inc. Senior Notes - Current Senior Notes 4.65% 5.40%2.40%4.20% Total Debt = $3.2 billion ($ in Millions) Debt Maturity Schedule 4.75% 3.375% ... ... Short-Term Debt (1) (1) Senior notes matured on April 15, 2024, and we used cash on hand to fund the principal repayment. ... 5.375% $250 $22

11Interpublic Group of Companies, Inc. Summary • Focus on driving growth and building on our strong long-term track record ◦ Dynamic media offering, leading healthcare capabilities, and exceptional talent across a full range of marketing services ◦ Scaled data management and proprietary identity resolution products ◦ Seamless delivery of integrated "open architecture" client solutions • Furthering investment in emerging opportunities ◦ High-growth media channels and digital commerce ◦ Development of new media buying models ◦ Personalized, data-infused creativity ◦ Increasingly incorporating Gen AI across the enterprise • Effective and proven expense management remains an ongoing priority, as does continued streamlining of operations and processes • Financial strength is a continued source of value creation

12Interpublic Group of Companies, Inc. Appendix

13Interpublic Group of Companies, Inc. 2024 Q1 Q2 Q3 Q4 YTD 2024 Depreciation and amortization (1) $ 44.5 $ 44.5 Amortization of acquired intangibles 20.7 20.7 Amortization of restricted stock and other non-cash compensation 16.4 16.4 Net amortization of bond discounts and deferred financing costs 0.3 0.3 2023 Q1 Q2 Q3 Q4 FY 2023 Depreciation and amortization (1) $ 45.6 $ 45.3 $ 45.0 $ 44.4 $ 180.3 Amortization of acquired intangibles 20.9 21.2 21.0 20.9 84.0 Amortization of restricted stock and other non-cash compensation 11.1 12.8 12.1 10.7 46.7 Net amortization of bond discounts and deferred financing costs 0.7 0.7 0.3 0.3 2.0 ($ in Millions) (1) Excludes amortization of acquired intangibles. Depreciation and Amortization

Reconciliation of Organic Change of Net Revenue

		Three Months Ended March 31, 2023 [1]	Components of Change: Foreign Currency	Components of Change: Net Acquisitions / (Divestitures)	Components of Change: Organic	Three Months Ended March 31, 2024	Change: Organic	Change: Total
SEGMENT:	Media, Data & Engagement Solutions [2]	$ 965.9	$ 0.1	$ —	$ (4.7)	$ 961.3	(0.5%)	(0.5%)
	Integrated Advertising & Creativity Led Solutions [3]	870.5	0.2	(16.8)	27.5	881.4	3.2%	1.3%
	Specialized Communications & Experiential Solutions [4]	340.5	1.3	(6.6)	5.0	340.2	1.5%	(0.1%)
	Total	**$ 2,176.9**	**$ 1.6**	**$ (23.4)**	**$ 27.8**	**$ 2,182.9**	**1.3%**	**0.3%**
GEOGRAPHIC:	**United States**	**$ 1,470.6**	**$ —**	**$ (25.9)**	**$ 31.6**	**$ 1,476.3**	**2.1%**	**0.4%**
	International	**706.3**	**1.6**	**2.5**	**(3.8)**	**706.6**	**(0.5%)**	**0.0%**
	United Kingdom	170.2	7.4	—	0.4	178.0	0.2%	4.6%
	Continental Europe	163.7	1.2	—	14.6	179.5	8.9%	9.7%
	Asia Pacific	159.2	(6.0)	2.5	(12.9)	142.8	(8.1%)	(10.3%)
	Latin America	84.7	(0.1)	—	2.5	87.1	3.0%	2.8%
	All Other Markets	128.5	(0.9)	—	(8.4)	119.2	(6.5%)	(7.2%)
	Worldwide	**$ 2,176.9**	**$ 1.6**	**$ (23.4)**	**$ 27.8**	**$ 2,182.9**	**1.3%**	**0.3%**

(1) Results for the three months ended March 31, 2023 have been recast to reflect the transfer of certain agencies between reportable segments.
(2) Comprised of IPG Mediabrands, Acxiom and our digital and commerce specialist agencies, which include MRM, R/GA, and Huge.
(3) Comprised of McCann Worldgroup, IPG Health, MullenLowe Group, Foote, Cone & Belding ("FCB"), and our domestic integrated agencies.
(4) Comprised of Weber Shandwick, Golin, our sports, entertainment and experiential agencies, and IPG DXTRA Health.
($ in Millions)

Interpublic Group of Companies, Inc. — 14 IPG

Reconciliation of Adjusted Results [1]

	Three Months Ended March 31, 2024				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [2]	Net Losses on Sales of Businesses [3]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [4]	**$ 184.2**	**$ (20.7)**	**$ (0.6)**		**$ 205.5**
Total (Expenses) and Other Income [5]	(23.6)			$ (6.8)	(16.8)
Income Before Income Taxes	**160.6**	**(20.7)**	**(0.6)**	**(6.8)**	**188.7**
Provision for Income Taxes	47.3	4.2	0.1	(1.1)	50.5
Effective Tax Rate	*29.5 %*				*26.8 %*
Equity in Net Income of Unconsolidated Affiliates	0.3				0.3
Net Income Attributable to Non-controlling Interests	(3.2)				(3.2)
Net Income Available to IPG Common Stockholders	**$ 110.4**	**$ (16.5)**	**$ (0.5)**	**$ (7.9)**	**$ 135.3**
Weighted-Average Number of Common Shares Outstanding - Basic	**378.4**				**378.4**
Dilutive effect of stock options and restricted shares	2.2				2.2
Weighted-Average Number of Common Shares Outstanding - Diluted	**380.6**				**380.6**
Earnings per Share Available to IPG Common Stockholders [6]:					
Basic	$ 0.29	$ (0.04)	$ (0.00)	$ (0.02)	$ 0.36
Diluted	$ 0.29	$ (0.04)	$ (0.00)	$ (0.02)	$ 0.36

[1] The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
[2] Restructuring charges of $0.6 in the first quarter of 2024 are related to adjustments to our restructuring actions taken 2022 and 2020.
[3] Primarily relates to losses on complete dispositions of businesses and the classification of certain assets as held for sale.
[4] Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 16.
[5] Consists of non-operating expenses including interest expense, interest income, and other income (expense), net.
[6] Earnings per share amounts are calculated on an unrounded basis but rounded for purposes of presentation.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 15 IPG

16Interpublic Group of Companies, Inc. Reconciliation of Adjusted EBITA Three Months Ended March 31, 2024 2023 Revenue Before Billable Expenses $ 2,182.9 $ 2,176.9 Non-GAAP Reconciliation: Net Income Available to IPG Common Stockholders $ 110.4 $ 126.0 Add Back: Provision for Income Taxes 47.3 33.8 Subtract: Total (Expenses) and Other Income (23.6) (22.3) Equity in Net Income (Loss) of Unconsolidated Affiliates 0.3 (0.1) Net Income Attributable to Non-controlling Interests (3.2) (6.1) Operating Income $ 184.2 $ 188.3 Add Back: Amortization of Acquired Intangibles 20.7 20.9 Adjusted EBITA $ 204.9 $ 209.2 Adjusted EBITA Margin on Revenue Before Billable Expenses % 9.4% 9.6 % Restructuring Charges (2) 0.6 1.6 Adjusted EBITA before Restructuring Charges $ 205.5 $ 210.8 Adjusted EBITA before Restructuring Charges Margin on Revenue Before Billable Expenses % 9.4% 9.7% (1) ($ in Millions) (1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. (2) Restructuring charges of $0.6 and $1.6 in the first quarter of 2024 and 2023, respectively, are related to adjustments to our restructuring actions taken in 2022 and 2020.

Adjusted EBITA before Restructuring Charges by Segment [1]

	Media, Data & Engagement Solutions [2]		Integrated Advertising & Creativity Led Solutions [3]		Specialized Communications & Experiential Solutions [4]		Corporate and Other [5]		IPG Consolidated [1]	
	Three Months Ended March 31,		Three Months Ended March 31,		Three Months Ended March 31,		Three Months Ended March 31,		Three Months Ended March 31,	
	2024	2023 [6]	2024	2023 [6]	2024	2023 [6]	2024	2023	2024	2023
Revenue Before Billable Expenses	**$ 961.3**	**$ 965.9**	**$ 881.4**	**$ 870.5**	**$ 340.2**	**$ 340.5**			**$ 2,182.9**	**$ 2,176.9**
Segment/Adjusted EBITA	$ 93.2	$ 79.8	$ 107.9	$ 98.1	$ 43.9	$ 45.2	$ (40.1)	$ (13.9)	$ 204.9	$ 209.2
Restructuring Charges [7]	—	—	0.3	0.3	0.3	1.3	—	—	0.6	1.6
Segment/Adjusted EBITA before Restructuring Charges	**$ 93.2**	**$ 79.8**	**$ 108.2**	**$ 98.4**	**$ 44.2**	**$ 46.5**	**$ (40.1)**	**$ (13.9)**	**$ 205.5**	**$ 210.8**
Margin (%) of Revenue Before Billable Expenses	*9.7 %*	*8.3 %*	*12.3 %*	*11.3 %*	*13.0 %*	*13.7 %*			*9.4 %*	*9.7 %*

[1] Adjusted EBITA before restructuring charges is calculated as net income available to IPG common stockholders before provision for incomes taxes, total (expenses) and other income, equity in net income (loss) of unconsolidated affiliates, net income attributable to non-controlling interests, amortization of acquired intangibles and restructuring charges.
[2] Comprised of IPG Mediabrands, Acxiom and our digital and commerce specialist agencies, which include MRM, R/GA, and Huge.
[3] Comprised of McCann Worldgroup, IPG Health, MullenLowe Group, Foote, Cone & Belding ("FCB"), and our domestic integrated agencies.
[4] Comprised of Weber Shandwick, Golin, our sports, entertainment and experiential agencies, and IPG DXTRA Health.
[5] Corporate and Other is primarily comprised of selling, general and administrative expenses including corporate office expenses as well as shared service center and certain other centrally managed expenses that are not fully allocated to operating divisions.
[6] Results for the three months ended March 31, 2023 have been recast to reflect the transfer of certain agencies between reportable segments.
[7] Restructuring charges of $0.6 and $1.6 in the first quarter of 2024 and 2023, respectively, are related to adjustments to our restructuring actions taken in 2022 and 2020.

($ in Millions)

Interpublic Group of Companies, Inc. — 17

Reconciliation of Adjusted Results[1]

	Three Months Ended March 31, 2023				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [2]	Net Losses on Sales of Businesses	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [3]	**$ 188.3**	**$ (20.9)**	**$ (1.6)**		**$ 210.8**
Total (Expenses) and Other Income [4]	(22.3)			$ (4.2)	(18.1)
Income Before Income Taxes	**166.0**	**(20.9)**	**(1.6)**	**(4.2)**	**192.7**
Provision for Income Taxes	33.8	4.2	0.3	1.3	39.6
Effective Tax Rate	*20.4 %*				*20.6 %*
Equity in Net Loss of Unconsolidated Affiliates	(0.1)				(0.1)
Net Income Attributable to Non-controlling Interests	(6.1)				(6.1)
Net Income Available to IPG Common Stockholders	**$ 126.0**	**$ (16.7)**	**$ (1.3)**	**$ (2.9)**	**$ 146.9**
Weighted-Average Number of Common Shares Outstanding - Basic	**385.8**				**385.8**
Dilutive effect of stock options and restricted shares	1.6				1.6
Weighted-Average Number of Common Shares Outstanding - Diluted	**387.4**				**387.4**
Earnings per Share Available to IPG Common Stockholders [5]:					
Basic	$ 0.33	$ (0.04)	$ (0.00)	$ (0.01)	$ 0.38
Diluted	$ 0.33	$ (0.04)	$ (0.00)	$ (0.01)	$ 0.38

(1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
(2) Restructuring charges of $1.6 in the first quarter of 2023 are related to adjustments to our restructuring actions taken 2022 and 2020.
(3) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 16.
(4) Consists of non-operating expenses including interest expense, interest income, and other expense, net.
(5) Earnings per share amounts are calculated on an unrounded basis but rounded for purposes of presentation.
($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 18 IPG

19Interpublic Group of Companies, Inc. Metrics Update

20Interpublic Group of Companies, Inc. Metrics Update CATEGORY: SALARIES & RELATED OFFICE & OTHER DIRECT FINANCIAL (% of Revenue Before Billable Expenses) (% of Revenue Before Billable Expenses) METRIC: Trailing Twelve Months Trailing Twelve Months Available Liquidity Base, Benefits & Tax Occupancy Expense Credit Facility Covenant Incentive Expense All Other Office & Other Direct Expenses Severance Expense Temporary Help

21Interpublic Group of Companies, Inc. Salaries & Related Expenses % of Revenue Before Billable Expenses, Trailing Twelve Months

22Interpublic Group of Companies, Inc. Salaries & Related Expenses (% of Revenue Before Billable Expenses) “All Other Salaries & Related,” not shown, was 1.1% for both the three months ended March 31, 2024 and 2023. Three Months Ended March 31 2024 2023

23Interpublic Group of Companies, Inc. Office & Other Direct Expenses % of Revenue Before Billable Expenses, Trailing Twelve Months

24Interpublic Group of Companies, Inc. Office & Other Direct Expenses (% of Revenue Before Billable Expenses) “All Other” primarily includes client service costs, non-pass through production expenses, travel and entertainment, professional fees, spending to support new business activity, telecommunications, office supplies, bad debt expense, adjustments to contingent acquisition obligations, foreign currency losses (gains) and other expenses. 2024 2023 Three Months Ended March 31

25Interpublic Group of Companies, Inc. ($ in Millions) Available Liquidity Cash, Cash Equivalents + Available Committed Credit Facilities Available Committed Credit FacilityCash and Cash Equivalents

26Interpublic Group of Companies, Inc. Financial Covenant Four Quarters Ended March 31, 2024 Leverage Ratio (not greater than) (1) 3.50x Actual Leverage Ratio 1.78x CREDIT AGREEMENT EBITDA RECONCILIATION: Four Quarters Ended March 31, 2024 Net Income Available to IPG Common Stockholders $ 1,082.8 Non-Operating Adjustments (2) 395.7 Operating Income $ 1,478.5 + Depreciation and Amortization 315.7 + Other Non-cash Charges Reducing Operating Income (1.8) Credit Agreement EBITDA (1): $ 1,792.4 ($ in Millions) Credit Facility Covenant (1) The leverage ratio is defined as debt as of the last day of such fiscal quarter to EBITDA (as defined in the Credit Agreement) for the four quarters then ended. Management utilizes Credit Agreement EBITDA, which is a non-GAAP financial measure, as well as the amounts shown in the table above, calculated as required by the Credit Agreement, in order to assess our compliance with such covenants. (2) Includes adjustments of the following items from our consolidated statement of operations: provision for income taxes, total (expenses) and other income, equity in net income (loss) of unconsolidated affiliates, and net income attributable to non-controlling interests.

27Interpublic Group of Companies, Inc. Cautionary Statement This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements regarding guidance, goals, intentions, and expectations as to future plans, trends, events, or future results of operations or financial position, constitute forward-looking statements. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results and outcomes to differ materially from those reflected in the forward-looking statements, and are subject to change based on a number of factors, including those outlined under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K, and our other filings with the Securities and Exchange Commission ("SEC"). Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ▪ the effects of a challenging economy on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ▪ our ability to attract new clients and retain existing clients; ▪ our ability to retain and attract key employees; ▪ risks associated with the effects of global, national and regional economic conditions, including counterparty risks and fluctuations in interest rates, inflation rates and currency exchange rates; ▪ the economic or business impact of military or political conflict in key markets; ▪ the impacts on our business of any pandemics, epidemics, disease outbreaks or other public health crises; ▪ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a challenging economy; ▪ potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments; ▪ developments from changes in the regulatory and legal environment for advertising and marketing services companies around the world, including laws and regulations related to data protection and consumer privacy; and ▪ the impact on our operations of general or directed cybersecurity events. Investors should carefully consider the foregoing factors and the other risks and uncertainties that may affect our business, including those outlined under Item 1A, Risk Factors, in our most recent annual report on Form 10-K, and our other SEC filings. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to update or revise publicly any of them in light of new information, future events, or otherwise.